SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             -----------------------

                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                             -----------------------


                   Date of Report
                   (Date of earliest
                   event reported):        January 6, 2000


                           WELLINGTON PROPERTIES TRUST
             (Exact name of registrant as specified in its charter)


   Maryland                          0-25074                     39-6594066
---------------                  ----------------            ------------------
(State or other                  (Commission File              (IRS Employer
jurisdiction of                      Number)                 Identification No.)
incorporation)


             18650 West Corporate Drive, Brookfield, Wisconsin 53045
        ----------------------------------------------------------------
          (Address of principal executive offices, including zip code)


                                 (414) 792-8900
                         ------------------------------
                         (Registrant's telephone number)

Item 4.   Changes in Registrant's Certifying Accountant.
------    ---------------------------------------------

          On January 6, 2000, Wellington Properties Trust (the "Company") dismissed its independent auditors, Grant Thornton LLP and appointed Price Waterhouse Coopers, LLP as the Company's new independent auditors. The decision to change accountants was recommended and approved by the Company's Board of Directors.

          The principal accountants' reports on the Company's financial statements for the past two (2) years did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

          During the Company's two (2) most recent fiscal years and any subsequent interim period preceding the change in accountants, there were no disagreements with the Company's former accountants on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the former accountants, would have caused them to make a reference to the subject matter of such disagreements in connection with their reports.

          During the Company's two (2) most recent fiscal years and any subsequent interim period preceding the change in accountants, the Company's accountants did not advise the Company that the internal controls necessary for the Company to develop reliable financial statements did not exist.

          During the Company's two (2) most recent fiscal years and any subsequent interim period preceding the change in accountants, the Company's accountants did not advise the Company that information had come to the accountants' attention that led them to no longer be able to rely on management's representations, or that made them unwilling to be associated with the financial statements prepared by management.

          During the Company's two (2) most recent fiscal years and any subsequent interim period preceding the change in accountants, the Company's accountants did not advise the Company of the need to expand significantly the scope of their audit, or that information had come to the accountants' attention during such period that if further investigated may (i) materially impact the fairness or reliability of a previously issued audit report or the underlying financial statements, or the financial statements issued or to be issued covering the fiscal period subsequent to the date of the most recent financial statements covered by an audit report (including information that may have prevented them from rendering an unqualified audit report on those financial statements), or (ii) caused them to be unwilling to rely on management's representations or be associated with the Company's financial statements and, due to the former accountants' dismissal, or for any other reason, the accountant did not so expand the scope of its audit or conduct such further investigations.

          During the Company's two (2) most recent fiscal years and any subsequent interim period preceding the change in accountants, the Company's accountants did not advise the Company that information had come to such accountants' attention that they had concluded materially impacted the fairness or reliability of a previously issued audit report or the underlying financial statements, or the financial statements issued or to be issued covering a fiscal period subsequent to the date of the most recent financial statements covered by an audit report (including information that, unless resolved to the accountants' satisfaction, would have prevented them from rendering an unqualified audit report on those financial statements), and due to the former accountants' dismissal, or for any other reason, the issue had not been resolved to the accountants' satisfaction prior to their dismissal.

          The Company's former accountants have been requested to furnish the Company with a letter, addressed to other Commission, stating whether the accountants agree or disagree with the statements made by the Company under this item. The former accountants' letter shall be filed as an exhibit to this Form 8-K in accordance with paragraph (a)(3) of Item 304 or Regulation S-K when it is received by the Company.

          Prior to the engagement of Price Waterhouse Coopers, LLP on January 6, 2000, during the Company's two (2) most recent fiscal years and during any subsequent interim period, neither the Company nor anyone on its behalf has consulted the Company's newly engaged accountants regarding either the application of accounting principles to a specific transaction, whether completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, and neither a written report or oral advice was provided to the Company that the new accountants concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue. During such period, neither the Company nor anyone on its behalf consulted its new accountants on any matter that was either the subject of a disagreement or a reportable event as defined in Item 304 of Regulation S-K.

Item 7.   Financial Statements, Pro Forma Financial Statements and Exhibits.
------    -----------------------------------------------------------------

     (a)  Not applicable.

     (b)  Not applicable.

     (c)  Exhibits.

          16 Letter Regarding Change in Certifying Accountant. To be filed by amendment.

                                   SIGNATURES
                                   ----------

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    WELLINGTON PROPERTIES TRUST


Dated:  January 11, 2000            By:  /s/ Robert F. Rice
                                         --------------------------------------
                                         Robert F. Rice
                                         President

                                  EXHIBIT INDEX
                                  -------------


          16 Letter Regarding Change in Certifying Accountant. To be filed by amendment.




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